UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

MIND MEDICINE (MINDMED) INC.

(Exact name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-40360	98-1582438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Suite 8500 New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 208-2454

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MNMD	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 14, 2023, Mind Medicine (MindMed) Inc. (the “Company”) issued a press release titled “MindMed Collaborators Announce Positive Data from Phase 2 Trial of Lysergide (LSD) in Major Depressive Disorder,” (the “Press Release”), which presents positive topline data from a double-blind, investigator-initiated trial evaluating lysergide in the treatment of Major Depressive Disorder at the University Hospital Basel (UHB) and the University Hospital of Psychiatry. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on 8-K.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

As disclosed in the Press Release, the high dose lysergide regimen in which patients received 100 µg at their first dosing day and 200 µg at their second dosing day (separated by four weeks) resulted in statistically and clinically significant improvements on the primary endpoint, which was the change in clinician-rated Inventory of Depressive Symptomatology (IDS-C) scores 6 weeks after the first administration as compared to control (whether or not the patient received a second administration). The control group in this study received a lower dose regimen of 25 µg on both treatment days. Patients in the high dose arm (n=28) demonstrated a least square mean change from baseline in IDS-C scores of -12.9 points compared to -3.6 points in the lower dose arm (n=27, p=0.02). The statistically significant benefit as measured by IDS-C was maintained up to 16 weeks after the first administration compared to placebo (p=0.008). Data from the secondary endpoints were also encouraging. The investigational drug was generally well-tolerated, as indicated by reported adverse events, changes in vital signs and laboratory values.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIND MEDICINE (MINDMED) INC.

Date: April 14, 2023	By:	/s/ Robert Barrow
	Name:	Robert Barrow
	Title:	Chief Executive Officer